EXHIBIT 24

POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, U S WEST, Inc., a Colorado corporation
(hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to shares of common stock of the Company to be issued and sold by the Company in connection with the U S WEST, Inc. 1994 Stock Plan; and

WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

NOW, THEREFORE, the undersigned constitutes and appoints BARBARA M. JAPHA and STEPHEN E. BRILZ, and each of them, as attorneys for me in my name, place, and stead, and in my capacity with the Company, to execute and file such Registration Statement and thereafter to execute and file any amended registration statement or statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as I might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 2nd day of December, 1994.


/s/ Richard D. McCormick

Richard D. McCormick
Chairman of the Board, President
   and Chief Executive Officer

/s/ James M. Osterhoff

James M. Osterhoff
Executive Vice President and
   Chief Financial Officer

EXHIBIT 24
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, U S WEST, Inc., a Colorado corporation
(hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to shares of common stock of the Company to be issued and sold by the Company in connection with the U S WEST, Inc. 1994 Stock Plan; and

WHEREAS, each of the undersigned is a Director of the Company;

NOW, THEREFORE, the undersigned constitutes and appoints BARBARA M. JAPHA and STEPHEN E. BRILZ, and each of them, as attorneys for me in my name, place, and stead, and in each of my capacities with the Company, to execute and file such Registration
Statement and thereafter to execute and file any amended registration statement or statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as I might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the 2nd day of December, 1994.

/s/ Richard Cheney         /s/ Remedios Diaz-Oliver
Richard Cheney             Remedios Diaz-Oliver

/s/ Grant A. Dove          /s/ Allan D. Gilmour
Grant A. Dove              Allan D. Gilmour

/s/ Pierson M. Grieve      /s/ Shirley M. Hufstedler
Pierson M. Grieve          Shirley M. Hufstedler

/s/ Allen F. Jacobson      /s/ Marilyn C. Nelson
Allen F. Jacobson          Marilyn C. Nelson

/s/ Frank Popoff           /s/ Glen L. Ryland
Frank Popoff               Glen L. Ryland

/s/ Jerry O. Williams      /s/ Daniel Yankelovich
Jerry O. Williams          Daniel Yankelovich